SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         March 18, 1997
                                                         --------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726                    13-3585278
----------------------------       -----------              ----------------
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)               File Number)            Identification No.)




230 Park Avenue, New York, New York                               10169
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 687-7577



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                              Exhibit Index -- Page

                                Page 1 of 5 Pages


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Item 5.           Other Events.

                  Private Placement of Debt Securities

         On March 18, 1997, WinStar Communications, Inc. (the "Company") and its wholly owned subsidiary, WinStar Equipment Corp. ("WEC"), issued an aggregate of $300 million of notes in an institutional private placement (the "1997 Debt Placement") conducted through Credit Suisse First Boston Corporation and BT Securities Corporation, the initial purchasers of such notes (the "Initial Purchasers"). In addition, in order to provide additional future liquidity to the Company, the Company obtained a commitment for a $150 million facility from affiliates of the Initial Purchasers which, subject to the Company satisfying various operating and financial criteria, may be drawn by the Company on March 31, 1999.

         The 1997 Debt Placement consisted of (i) $100 million of the Company's 14.5% Senior Deferred Interest Notes due 2005 (the "New Senior Notes"), ranking pari passu with the Company's existing senior discount notes issued in October 1995 (the "Old Senior Notes"), and (ii) $200 million of WEC's 12.5% Guaranteed Senior Secured Notes due 2004 (the "WEC Notes" and, together with the New Senior Notes, the "New Notes"). The obligations of WEC under the WEC Notes are unconditionally guaranteed by the Company and the WEC Notes are secured by a security interest in the equipment and other property purchased by WEC with the proceeds thereof.

         Until October 15, 2000, interest on the New Senior Notes will accrue and compound semiannually, but will not be payable in cash. Interest on the Accumulated Amount (as defined in the New Indentures referred to below) of the New Senior Notes as of October 15, 2000 will be payable semiannually in cash on April 15 and October 15 of each year commencing April 15, 2001 until final maturity of the New Senior Notes. Interest on the WEC Notes is payable semiannually on September 15 and March 15 of each year, commencing September 15, 1997, until final maturity of the WEC Notes.

         The proceeds of the New Senior Notes will be used by the Company for working capital purposes in the development and expansion of its telecommunications and other business operations. The proceeds of the WEC Notes must be used by WEC to acquire telecommunications equipment, inventory and related software and other property used in the telecommunications business for lease to the Company's operating subsidiaries and others and to pay certain costs, including installation costs, related thereto. In the event the $200 million proceeds from the sale of the WEC Notes have not been so applied by March 18, 1999, WEC is required to redeem outstanding WEC Notes having an aggregate principal amount equal to the amount of such unutilized proceeds, pro rata from the holders thereof, at a price equal to 112.5% of the principal amount thereof as of such date.

         Each of the New Senior Notes and the WEC Notes was issued pursuant to, and each is governed by, the terms of an indenture (the "New Indentures") among the Company (as issuer of the New Senior Notes and as guarantor of the WEC Notes), WEC (in the case of the WEC Notes only) and United States Trust Company of New York, as trustee. Under the New Indentures, the Company and WEC are subject to restrictions substantially similar to the restrictions on the Company contained in the indenture between the Company and the trustee with respect to the Old Senior Notes. Such restrictions include, among others, restrictions with respect to the incurrence of additional indebtedness, the creation of liens or encumbrances, the making of certain restricted payments, including investments outside the Company's telecommunications operations, and sales of assets, in each case, of the Company and certain of its subsidiaries, and changes of control of the Company.

         Upon consummation of the 1997 Debt Placement, the Company and WEC entered into a Registration Rights Agreement (the "Registration Rights Agreement") which requires them to effect a registered exchange offer pursuant to which its respective New Notes may be exchanged by the holders thereof for notes (the "Exchange Notes") having terms substantially identical to such

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



exchanged New Notes (except with respect to transfer restrictions). Each of the Company and WEC has agreed to use its best efforts to have the registration statement in connection with such exchange offer filed by May 2, 1997, declared effective by the Securities and Exchange Commission ("SEC") by August 15, 1997 and to keep the exchange offer open for not less than 30 days (or longer if required by applicable law) after the date that notice thereof is mailed to the holders of the respective New Notes. Each of the Company and WEC has further agreed, under certain circumstances, including, among others, their failure to consummate such exchange offer by September 15, 1997, to file a shelf registration statement (a "Shelf Registration Statement") covering resales of the applicable New Notes or Exchange Notes, as the case may be, and to keep the Shelf Registration Statement effective until the time when the New Notes or Exchange Notes covered thereby can be sold without an effective registration statement. In the event of a default by the Company or WEC under the Registration Rights Agreement, interest will accrue on the applicable issue of New Notes and Exchange Notes from and including the date on which any such default shall occur, but excluding the date on which all defaults with respect to such New Notes or Exchange Notes have been cured. Such additional interest will be payable in cash, semiannually in arrears, at a rate per annum equal to
 .50% of the principal amount of the applicable New Notes or Exchange Notes (plus accrued interest in the case of the New Senior Notes).

         Except as  otherwise  described in the New  Indentures,  the New Senior
Notes are not redeemable prior to October 15, 2000. Thereafter, the New Senior Notes will be redeemable, at the Company's option, in whole or in part, at the following redemption prices (expressed as a percentage of the Accumulated Amount of the New Senior Notes at the time of redemption) plus accrued and unpaid interest on such Accumulated Amount, if any:


          Year                                         Redemption
                                                          Price
          -----                                        ----------

          2000                                          107.250%
          2001                                          104.833%
          2002                                          102.417%
          2003 and thereafter                           100.000%


         Except as otherwise described in the New Indentures, the WEC Notes are not redeemable prior to March 15, 2002. Thereafter, the WEC Notes will be redeemable, at WEC's option, in whole or in part, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any:


          Year                                        Redemption
                                                         Price
          ----                                        ----------

          2002                                         106.250%
          2003                                         103.125%


         Pursuant to the New Indentures, In the event of a change of control of the Company, each of the Company and WEC must offer to purchase from the holders thereof all of its respective New Notes then outstanding, at a purchase price equal to 101% of, in the case of the New Senior Notes, the Accumulated Amount of such New Senior Notes on the date of purchase, and, in the case of the WEC Notes, the principal amount of such WEC Notes, plus, in each case, accrued and unpaid interest (if any) on such amount to the date of purchase.




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                  Press Release

         The Company issued a press release announcing the consummation of the 1997 Debt Placement on March 18, 1997.

                                        4

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 27, 1997                           WINSTAR COMMUNICATIONS, INC.
                                                ----------------------------
                                                (Registrant)


                                                 /s/ Frederic E. von Strange
                                                ----------------------------
                                                Frederic E. von Strange
                                                Executive Vice President


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                                  EXHIBIT INDEX


Exhibit Number    Description


    10.1 Purchase Agreement between the Company, WEC and the Initial Purchasers, dated March 13, 1997
    10.2 Senior Deferred Interest Notes Indenture, including form of Senior Deferred Interest Note, dated March 1, 1997
    10.3 Guaranteed Senior Secured Notes Indenture, including form of Guaranteed Senior Secured Note, dated March 1, 1997
    10.4          Registration Rights Agreement, dated March 13, 1997
    10.5          Security Agreement, dated March 1, 1997
    99.1          Press Release, dated March 18, 1997

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